Exhibit 99.1
9341 Courtland Drive, Rockford, MI 49351
Phone (616) 866-5500
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FOR IMMEDIATE RELEASE
CONTACT: Dave Latchana, (616) 863-4226

WOLVERINE WORLDWIDE CONTINUES
BRAND PORTFOLIO TRANSFORMATION

Announces agreement to sell Hush Puppies intellectual property in China, Hong Kong, and Macau

Sells U.S. Leathers business

ROCKFORD, Mich. – August 31, 2023 – Wolverine World Wide, Inc. (NYSE: WWW) today announced additional steps in the ongoing transformation of its brand portfolio, including the sale of the Hush Puppies intellectual property in China, Hong Kong, and Macau, and the sale of the U.S. Wolverine Leathers business.

“These transactions are the latest actions in our ongoing effort to reshape our portfolio and target our most meaningful opportunities,” said Mike Stornant, Executive Vice President and Chief Financial Officer of Wolverine Worldwide. “We continue to streamline our organization and become more efficient, so that we can direct greater resources into our growth brands, pay down debt, and enhance long-term shareholder value.”

The Company has entered into a definitive agreement to sell the Hush Puppies trademarks, patents, copyrights and domains in China, Hong Kong and Macau to its current sublicensee, Beijing Jiaman Dress Co., Ltd., for approximately $58.8 million. As part of the transaction, the two parties have entered into a License and Cooperation agreement providing for mutual engagement and brand stewardship of the Hush Puppies brand in the region. Wolverine will continue to own and operate the Hush Puppies brand throughout the rest of the world. The transaction is expected to close in the coming weeks subject to satisfaction of customary closing conditions.

“Our strategic approach in China, Hong Kong and Macau is to focus on our biggest brands, and selling the Hush Puppies intellectual property in these countries is a part of this strategy,” said Chris Hufnagel, President and Chief Executive Officer of Wolverine Worldwide. “Hush Puppies remains an important brand in our portfolio, and we are committed to growing it through strong global licensing partnerships and expanding our connections with local consumers. We look forward to partnering with Beijing Jiaman Dress and to ensuring the global success of Hush Puppies.”

The Company also completed the sale of its U.S. Wolverine Leathers business to its long-time customer, New Balance, for approximately $6 million in total proceeds. The Company assigned Wolverine’s U.S. tannery contracts to New Balance, and continues to explore alternatives for the non-U.S. Wolverine Leathers business.

The transactions announced today follow the Company’s recently completed sale of Keds to Designer Brands, Inc., the parent company of footwear retailer DSW, and the previously announced strategic alternatives process for Wolverine’s Sperry brand.

ABOUT WOLVERINE WORLDWIDE

Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The Company’s portfolio includes Merrell®, Saucony®, Sperry®, Sweaty Betty®, Hush Puppies®, Wolverine®,  Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding: the timing of the sale of the Hush Puppies assets in China, Hong Kong and Macau; the Company's commitment to the Hush Puppies brand; the exploration of alternatives for Wolverine Leathers outside of the U.S. and the Sperry brand; and efforts to reshape the Company’s portfolio and the expected benefits of such efforts. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; the effects of COVID-19 and other health crises, on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, and numerous factors that the Company cannot accurately predict, including: the duration and scope of the health crisis, the negative impact on global and regional markets, unemployment rates, consumer confidence and discretionary spending, governmental action, and the effects of the health crisis on the Company’s supply chain and customers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

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